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                                                                    EXHIBIT 1.1

                                     AMERCO

                                 Debt Securities

                             Underwriting Agreement

                                                              New York, New York
                                                              May 1, 1996

To the Representatives named
  in Schedule I hereto of the
  Underwriters named in
  Schedule II hereto

Ladies and Gentlemen:

                  AMERCO, a Nevada corporation (the "Company"), the direct or indirect parent company of, among others, Amerco Real Estate Company, a Nevada corporation, U-Haul International, Inc., a Nevada corporation, Ponderosa Holdings, Inc., a Nevada corporation, Oxford Life Insurance Company, an Arizona corporation, Republic Western Insurance Company, an Arizona corporation, and U-Haul Leasing and Sales Co., a Nevada corporation, proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of May 1, 1996 between the Company and Citibank, N.A., as trustee (the "Trustee"), as supplemented by a Supplemental Indenture, to be dated as of the Closing Date (as hereinafter defined), between the Company and the Trustee (the "Supplemental Indenture"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i) The Company meets the requirements for the use of
                  Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the
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                  offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                           (ii) The Company meets the requirements for the use
                  of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture and the Supplemental Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not to be filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
         (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of any trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto) (which information shall be determined as set forth in Section 7(b) hereof).
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                                        3

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                  (d) Price Waterhouse LLP, whose report is incorporated by reference in the Final Prospectus, are independent certified public accountants as required by the Act. The financial statements and schedules (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly the financial condition, results of operations and changes in financial condition of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles.
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                                        4

                  (e) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Final Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms.

                  (g) Except as described in or contemplated by the Final Prospectus, there has not been any material adverse change in, or adverse development which materially affects, the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, from the date as of which information is given in the Final Prospectus.

                  (h) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of their properties is subject, where the effect of such violation or default would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. The execution and delivery, fulfillment and consummation of the transactions contemplated by this Agreement, the Securities, the Indenture and the Supplemental Indenture will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries, or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any law, rule, administrative regulation, order or decree of any court or any governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties. Except for the orders of the Commission declaring the Registration Statement effective under the Act and permits and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement, the Securities, the Indenture and the Supplemental Indenture.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Final Prospectus and Final Prospectus and prior to the Closing Date, neither the Company nor any of its subsidiaries has incurred or will have incurred any liabilities or obligations for borrowed money, direct or contingent, or entered into any transactions, not in the ordinary course of business which would have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (j) The Company and each of its subsidiaries owns, or has valid rights to use in the manner currently used or proposed to be used, all items of real and personal property which are material and
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                                        5

         which they reasonably believe are necessary to the business of the Company and its subsidiaries taken as a whole (including without limitation all U-Haul Centers, manufacturing facilities, assembly facilities and service centers described or referred to in the Final Prospectus), free and clear of all liens, encumbrances and claims which may materially interfere with the use thereof or have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (k) Except as described in the Final Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (l) Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which might have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole.

                  (m) All licenses, permits or registrations required for the business of the Company and each of its subsidiaries, as presently conducted and proposed to be conducted, under any federal, state or local laws, regulations or ordinances (including those related to consumer protection, protection of the environment and regulation of franchising) have been obtained or made, other than any such licenses, permits or registrations, the failure of which to obtain or make, either individually or in the aggregate, would not have a material adverse effect, the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, and each of the Company and its subsidiaries is in compliance with all such licenses, permits or registrations.

                  (n) Except as disclosed in the Final Prospectus, the Company and its subsidiaries comply in all material respects with all Environmental Laws (as defined below) (except to the extent that failure to comply with such Environmental Laws could not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole). Except as disclosed in the Final Prospectus, neither the Company nor any of its subsidiaries is the subject of any pending or threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of its subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its subsidiaries' business properties or assets or is in contravention of any Environmental Law that could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. Except as disclosed in the Final Prospectus, neither the Company nor any of its subsidiaries has received any notice or claim, nor are there pending or threatened lawsuits against them, with respect to violations of any Environmental Law or in connection with any release of any Hazardous Material into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole. As used herein, "Environmental Laws" means any federal, state or local law, regulation, permit, rule or order of any governmental authority, administrative body or court applicable to the Company's or any of its subsidiaries' business operations or the ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.
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                                        6

                  (o) The Company has all of the requisite corporate power and authority to execute, issue and deliver the Securities and to incur and perform its obligations provided for therein; the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters as provided for in this Agreement, will have been duly executed, authenticated (assuming due authentication by the Trustee), issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and the Supplemental Indenture and enforceable against the Company in accordance with their terms; and the Securities conform in all material respects to the description thereof contained in the Final Prospectus.

                  (p) The Company has all of the requisite corporate power and authority to execute and deliver the Indenture and the Supplemental Indenture and to perform its obligations provided for therein; the Indenture has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act, will be substantially in the form heretofore delivered to the Representatives and, upon due execution and delivery by the Company, and assuming due execution and delivery by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and each of the Indenture and the Supplemental Indenture conforms in all material respects to the description thereof contained in the Final Prospectus.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters hereunder shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities", and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto (if such schedule is so provided) but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto, and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter hereunder shall be the amount set forth in Schedule II hereto, reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters hereunder shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.
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                                        7

                  3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in
Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in same day funds, in which case the Company will reimburse you for your cost of obtaining such funds. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in
Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

                  The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                  4. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph
         (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented prospectus to you in such quantities as you may reasonably request.
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                                        8

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc. in connection with any review of the offering.

                  (f) Until the date set forth on Schedule I hereto, the Company will not:

                                (i) without the consent of the Representatives,
                  offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities) that mature more than one year after the Closing Date and that are publicly offered to investors or offered to investors in reliance upon Rule 144A under the Act, or

                               (ii) without notifying the Representatives,
                  offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the securities described in the preceding clause (i));

         provided, however, that the foregoing covenant shall not apply to (A) any medium-term note program of the Company and (B) any sale and leaseback financing with respect to rental trucks, trailers and related equipment used by the Company in its operations.

                  (g) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  (h) The Company shall take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the Investment Company Act).

                  (i) Whether or not this Agreement becomes effective or is terminated or the sale of the Securities to the Underwriters is consummated, the Company shall pay or cause to be paid (A) all expenses (including any associated taxes) incurred in connection with the authorization, issuance, sale and delivery to the several Underwriters of the Securities, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel for the Underwriters except as set forth in clauses (C) and (D) below or as otherwise agreed to by the Company) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), any Preliminary Final Prospectus, the Final Prospectus and any amendments or supplements thereto and any documents incorporated by reference into any of the foregoing and the printing, delivery and shipping of this Agreement and other underwriting documents, including, but not limited to, Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements and any legal investment survey, (C) all filing fees and fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the Securities under state securities laws as provided in Section 4(e) hereof, (D) the filing fee of the National Association of Securities Dealers, Inc., if any, and fees and disbursements of counsel to the Underwriters in connection with any application to, and any review of the offering of the Securities conducted by, the National Association of Securities Dealers, Inc., including the preparation of materials therefor, (E) any applicable listing or other fees, (F) the cost and charges of the Trustee and any transfer agent or registrar, (G) any fees payable to rating agencies in connection with the rating of the Securities and (H) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section 4(i) and Section 6 hereof, each of the Underwriters shall pay all of its own costs and expenses, including the fees of its counsel (except as set forth in clauses (C) and (D) above or as otherwise agreed to by the Company) and any advertising expenses incurred in connection with any offers it may make.

                  5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Snell & Wilmer L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                           (i) each of the Company, Oxford Life Insurance
                  Company, an Arizona corporation, and Republic Western Insurance Company, an Arizona corporation, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada or the State of Arizona, as the case may be, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus and to carry out the transactions contemplated hereunder, and each of the Nevada Subsidiaries (as hereinafter defined) is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arizona;

                           (ii) the Company's authorized, issued and outstanding
                  capital stock is as set forth in the Final Prospectus; the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                           (iii) each of the Indenture and the Supplemental
                  Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act, and each constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and the Supplemental Indenture, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

                          (iv) to the best knowledge of such counsel, there is
                  no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (v) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than with respect to financial statements and other financial and statistical information as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than with respect to financial statements and other financial and statistical information as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (other than with respect to financial statements and other financial and statistical information as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (vi) this Agreement and any Delayed Delivery
                  Contracts have been duly authorized, executed and delivered by the Company;


                           (vii) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (viii) neither the execution and delivery of the
                  Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or of any Delayed Delivery Contracts, will (a) conflict with the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or (b) result in a breach or violation of or constitute a default under any law or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except (with regard to clause (b)) for such breaches, violations or defaults as would not have a material adverse effect on the condition (financial or other), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole;

                           (ix) each of the Indenture and the Supplemental
                  Indenture conforms in all material respects to the descriptions thereof contained in the Final Prospectus;

                           (x) an Arizona court would give effect to the choice
                  of New York law in the Indenture and the Supplemental Indenture; and

                           (xi) the Company is not, and is not directly or
                  indirectly controlled by, or acting on behalf of any person or entity which is, an "investment company" within the meaning of the Investment Company Act.

                           In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Arizona, the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the application of the laws of the State of Nevada upon the opinion delivered pursuant to Section 5(c) hereof and, (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Such counsel may assume, for the purposes of such opinion and without investigation, that the substantive laws of the State of New York do not materially differ from the substantive laws of the State of Arizona, and such counsel need express no opinion as to the laws of New York or their applicability to the matters covered by such opinion. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) You shall have received on the Closing Date an opinion, addressed to Snell & Wilmer L.L.P. and the Representatives, of Lionel, Sawyer & Collins, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) each of the Company, Amerco Real Estate Company,
                  a Nevada corporation, U- Haul International, Inc., a Nevada corporation, Ponderosa Holdings, Inc., a Nevada corporation, and U-Haul Leasing and Sales Co., a Nevada corporation (together, the "Nevada Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus and to carry out the transactions contemplated hereunder and in the Final Prospectus;

                           (ii) each of the Indenture and the Supplemental
                  Indenture has been duly authorized, executed and delivered by the Company and (assuming, in reliance upon the opinion delivered pursuant to Section 5(e) hereof, that each of the Indenture and the Supplemental Indenture is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York) constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except that (a) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company (assuming, in reliance upon the opinion delivered pursuant to Section 5(e) hereof, that each of the Securities and Contract Securities is a legal, valid and binding instrument enforceable against all parties thereto under the laws of New York), except that
                  (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

                           (iii) no consent, approval, authorization or order of
                  any court or governmental agency or body of the State of Nevada is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (iv) neither the execution and delivery of the
                  Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of the Nevada Subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel and to which the Company or any of the Nevada Subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Nevada Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Nevada Subsidiaries; and

                           (v) A Nevada court would give effect to the choice of
                  New York law in the Indenture and the Supplemental Indenture.

                           As used therein, the phrase "known to counsel" shall mean only such actual knowledge as such counsel has obtained from consultation with attorneys presently in its firm from whom it has determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters covered by such opinions. Except as expressly provided otherwise therein, it has not conducted any other investigation or review in connection with the opinions rendered therein, including without limitation a review of any of its files or the files of the Company or the Nevada Subsidiaries.

                           Such counsel may further assume information as to certain contacts between the jurisdictions of New York and the transactions contemplated by the Securities, Contract Securities, Indenture and Supplemental Indenture, including the following:

                                    (a) substantial negotiations relating to
                  such transactions have taken place in the State of New York,

                                    (b) the Company is executing and delivering
                  the Securities, Contract Securities, Indenture and Supplemental Indenture in New York in connection with the restructuring of certain of its indebtedness and for certain other lawful and authorized ends,

                                    (c) the Company's financial advisor, as well
                  as the external counsel representing the Representatives in connection with such transactions, have their principal offices in the State of New York, and negotiations in connection with such transactions have taken place in certain of their offices, including such offices in New York, and

                                    (d) many of the Representatives are located
                  in the State of New York.

                           In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Nevada or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters involving the laws of the State of Arizona, upon the opinion delivered pursuant to Section 5(b) hereof, (C) as to matters involving the laws of the State of New York, upon the opinion delivered pursuant to
         Section 5(e) hereof and, (D) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) You shall have received on the Closing Date an opinion (addressed to the Representatives) of Gary V. Klinefelter, Secretary and General Counsel of the Company, dated the Closing Date to the effect that:

                           (i) each of the Company and its subsidiaries has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                           (ii) all the outstanding shares of capital stock of
                  each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

                           (iii) there is no pending or threatened action, suit
                  or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (iv) neither the execution and delivery of the
                  Indenture or the Supplemental Indenture or the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or of any Delayed Delivery Contracts, will conflict with, result in a breach or violation of or constitute a default under any law or the articles or certificate of incorporation or by-laws of the Company or any of its subsidiaries or any bond, debenture, note or any other evidence of indebtedness of any indenture, mortgage, deed of trust or other material agreement or instrument and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                           (v) to the best knowledge of such counsel, no stop
                  order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) at its date or at the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Representatives shall have received from Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Supplemental Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                          (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) no stop order suspending the effectiveness of the
                  Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                          (iii) since the date of the most recent financial
                  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), results of operations, assets, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (g) At the Execution Time and on the Closing Date, the Company shall furnish a letter addressed to the Representatives, in form and substance satisfactory to the Representatives, from Price Waterhouse LLP, independent public accountants, containing the statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained or incorporated by reference into the Registration Statement and the Final Prospectus.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 5 or (ii) any change in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgement of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (k) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  The documents required to be delivered by this Section 5 shall be delivered at the office of Milbank, Tweed, Hadley & McCloy at 1 Chase Manhattan Plaza, New York, New York 10005, on the Closing Date.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities, including in connection with any investigation or preparation made by them in respect of the marketing of the Securities or in contemplation of the performance by them of their obligations hereunder.

                  7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) arise out of or are based upon any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein (which information shall be determined as set forth in Section 7(b) hereof). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; (i) but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relive the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in the Company's Series A 8 1/2% Preferred Stock shall have been suspended by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crises the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the

Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at AMERCO, 1325 Airmotive Way, Suite 100, Reno, Nevada 89502-3239, Attention: Gary Horton, facsimile number (702) 688-6338, with a copy to Snell & Wilmer L.L.P., One Arizona Center, Phoenix, Arizona 85004-0001, Attention: Jon S. Cohen, facsimile number (602) 382-6070.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  14. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of counterparties, each of which shall be deemed to be an original, and all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                     Very truly yours,

                                     AMERCO

                                     By:____________________________

                                     Title:


         The forgoing Agreement is
         hereby confirmed and accepted
         as of the date specified
         in Schedule I hereto.

         Salomon Brothers Inc
         Lehman Brothers Inc.
         Citicorp Securities, Inc.

         By:  Salomon Brothers Inc

         By:______________________
           Title:

         For themselves and the other
         several Underwriters, if any,
         named in Schedule II to the
         foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated May 1, 1996

Registration Statement No.:  333-1195

Representatives:    Salomon Brothers Inc
                                    Lehman Brothers Inc.
                                    Citicorp Securities, Inc.

Title, Purchase Price and Description of Securities:

         Title:  7.85% Senior Notes Due 2003

         Principal amount:  $175,000,000

         Purchase price (include accrued
           interest or amortization, if
           any):  99.345%

         Sinking fund provisions:  None

         Redemption provisions:  None

         Other provisions: The Securities are subject to repurchase at the option of the holders thereof in the event of a change of control of the Company, as set forth in greater detail in the Supplemental Indenture.


Closing Date, Time and Location:    May 6, 1996 at 10:00 A.M.
                                    Milbank, Tweed, Hadley & McCloy
                                    1 Chase Manhattan Plaza
                                    New York, NY  10005


Type of Offering:  Delayed Offering

Date referred to in Section 4(f) after which the Company may offer or sell certain debt securities issued or guaranteed by the Company without the consent of the Representative(s):
  November 1, 1996

                                   SCHEDULE II

                                                               Principal Amount
                                                               of Securities to
         Underwriters                                            be Purchased
         ------------                                            ------------
Salomon Brothers Inc .......................................     $ 87,500,000

Lehman Brothers Inc. .......................................       58,333,000

Citicorp Securities, Inc. ..................................       29,167,000
                                                                 ------------

                   Total ...................................     $175,000,000
                                                                 ============